UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210, Vancouver, British Columbia,		V6C 2X8
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered	Ticker Symbols:
Common Stock, $0.01 par value 6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	New York Stock Exchange New York Stock Exchange	CIO CIO.PrA

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

2019 Annual Meeting of Stockholders

City Office REIT, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) at the Company’s corporate offices in Vancouver, British Columbia, on Thursday, May 2, 2019. The proposals considered and approved by stockholders at the 2019 Annual Meeting were the following:

•	the election of seven directors to the board of directors;

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•

the approval of an amendment to the Company’s Equity Incentive Plan (the “Plan”), to increase the number of shares of the Company’s common stock available for awards made thereunder and certain other administrative changes.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2020 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John McLernon	25,385,259	385,189	41,926	7,981,582
James Farrar	25,602,064	167,903	42,407	7,981,582
William Flatt	25,571,821	198,376	42,177	7,981,582
Mark Murski	25,578,206	187,321	46,847	7,981,582
Stephen Shraiberg	25,585,580	183,914	42,880	7,981,582
John Sweet	25,449,170	320,760	42,444	7,981,582
Sabah Mirza	25,576,872	193,225	42,277	7,981,582

Appointment of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2019 was also presented at the 2019 Annual Meeting. Set forth below are the results of the vote for the ratification of the appointment of KPMG LLP as the Company’s independent auditor:

Votes For	Votes Against	Abstentions
33,656,340	80,546	57,070

Approval of an Amendment to the Company’s Equity Incentive Plan

A proposal to amend the Plan was also presented at the 2019 Annual Meeting to increase the number of shares of the Company’s common stock available for awards made thereunder and certain other administrative changes. Set forth below are the results of the vote for the amendment of the Plan:

Votes For	Votes Against	Abstentions	Broker Non- Votes
24,130,698	1,456,967	224,709	7,981,582

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to the City Office REIT, Inc. Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: May 6, 2019	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer, Secretary and Treasurer